EXECUTION COPY

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of July 31, 2012, is entered into among WESCO RECEIVABLES CORP. (the “Seller”), WESCO DISTRIBUTION, INC. (“WESCO” or the “Servicer”), the Purchasers (each, a “Purchaser”) and Purchaser Agents (each, a “Purchaser Agent”) party hereto, and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”).
RECITALS
1.The Seller, the Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Third Amended and Restated Receivables Purchase Agreement, dated as of April 13, 2009 (as amended through the date hereof, the “Agreement”).
2.    The parties hereto desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.
2.    Amendment to the Agreement. The definition of “Excluded Receivable” set forth on Exhibit I to the Agreement is hereby replaced in its entirety with the following:
“Excluded Receivable” means any Receivable (without giving effect to the exclusion of “Excluded Receivables” from the definition thereof) (i) owed by an Obligor not a resident of the United States and denominated in a currency other than U.S. dollars, (ii) originated by the Tampa Major Projects Branch, identified on WESCO’s system as Branch No. 3840, (iii) originated by Communications Supply Corporation, the Obligor of which is The Stanley Works Co. or (iv) originated by an Originator at any time after July 31, 2012, the Obligor of which is Siemens AG or any Subsidiary thereof.
3.    Representations and Warranties. The Seller and the Servicer hereby represent and warrant to each of the parties hereto as follows:
(a)    Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof.

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(b)    No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
4.    Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment shall remain in full force and effect. As of and after the Effective Time, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
5.    Effectiveness. This Amendment shall become effective as of the time (the “Effective Time”) at which the Administrator has executed this Amendment and receives each of the following: (A) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion and (B) such other agreements, documents and instruments as the Administrator may request.
6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.
7.    Governing Law; Jurisdiction.
7.1    THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
7.2    ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

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8.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.
WESCO RECEIVABLES CORP.

By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

WESCO DISTRIBUTION, INC.,
as Servicer

By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

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PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:     /s/ Mark Falcione
Name:    Mark Falcione
Title:    Senior Vice President

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THE CONDUIT PURCHASERS AND THE PURCHASER AGENTS:

MARKET STREET FUNDING LLC,
as a Conduit Purchaser

By:    /s/ Doris J. Hearn
Name:    Doris J. Hearn
Title:    Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for Market Street Funding LLC

By:     /s/ Mark Falcione
Name:    Mark Falcione
Title:    Senior Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Conduit Purchaser

By:    /s/ William P. Rutkowski
Name:    William P. Rutkowski
Title:    Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for
Wells Fargo Bank, National Association

By:    /s/ William P. Rutkowski
Name:    William P. Rutkowski
Title:    Vice President

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FIFTH THIRD BANK,
as a Conduit Purchaser

By:    /s/ Andrew D. Jones
Name:    Andrew D. Jones
Title:    Vice President

FIFTH THIRD BANK,
as Purchaser Agent for Fifth Third Bank

By:    /s/ Mike Mendenhall
Name:    Mike Mendenhall
Title:    Vice President

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U.S. BANK NATIONAL ASSOCIATION,
as a Conduit Purchaser

By:    /s/ Matthew Kasper
Name:    Matthew Kasper
Title:    Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Purchaser Agent for U.S. Bank National Association

By:    /s/ Matthew Kasper
Name:    Matthew Kasper
Title:    Vice President

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THE PRIVATEBANK AND TRUST COMPANY, as a Conduit Purchaser

By:    /s/ Chandra Pierson
Name:    Chandra Pierson
Title:    Associate Managing Director

THE PRIVATEBANK AND TRUST COMPANY, as Purchaser Agent for The PrivateBank and Trust Company

By:    /s/ Chandra Pierson
Name:    Chandra Pierson
Title:    Associate Managing Director

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THE HUNTINGTON NATIONAL BANK,
as a Conduit Purchaser

By:    /s/ W. Christopher Kohler
Name:    W. Christopher Kohler
Title:    Senior Vice President

THE HUNTINGTON NATIONAL BANK,
as Purchaser Agent for The Huntington National Bank

By:    /s/ W. Christopher Kohler
Name:    W. Christopher Kohler
Title:    Senior Vice President

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THE RELATED COMMITTED PURCHASERS:

PNC BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser for Market Street
Funding LLC

By:     /s/ Mark Falcione
Name:    Mark Falcione
Title:    Senior Vice President

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FIFTH THIRD BANK,
as a Related Committed Purchaser for Fifth Third Bank

By:    /s/ Andrew D. Jones
Name:    Andrew D. Jones
Title:    Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser for Wells Fargo Bank, National Association

By:    /s/ William P. Rutkowski
Name:    William P. Rutkowski
Title:    Vice President

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U.S. BANK NATIONAL ASSOCIATION,
as a Related Committed Purchaser for U.S. Bank National Association

By:    /s/ Matthew Kasper
Name:    Matthew Kasper
Title:    Vice President

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THE PRIVATEBANK AND TRUST COMPANY, as a Related Committed Purchaser
for The PrivateBank and Trust Company

By:    /s/ Chandra Pierson
Name:    Chandra Pierson
Title:    Associate Managing Director

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THE HUNTINGTON NATIONAL BANK,
as a Related Committed Purchaser
for The Huntington National Bank

By:    /s/ Chad A. Lowe
Name:    Chad A. Lowe
Title:    Vice President

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